AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2012.

No. 333-147622
No. 811-22148

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 29	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 30	☒

(Check appropriate box or boxes)

PowerShares Actively Managed Exchange-Traded Fund Trust

(Exact Name of Registrant as Specified in Charter)

301 West Roosevelt Road

Wheaton, IL 60187

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (800) 983-0903

Andrew Schlossberg	With a copy to:
301 West Roosevelt Road	Alan P. Goldberg
Wheaton, IL 60187	K&L Gates LLP
(Name and Address of Agent for Service)	70 W. Madison St.
Suite 3100
Chicago, IL 60602

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on March 1, 2012 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on [date] pursuant to paragraph (a) of Rule 485.
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	on [date] pursuant to paragraph (a) of Rule 485.

PowerShares Actively Managed Exchange-Traded Fund Trust

PowerShares Active Low Duration Fund (NYSE Arca, Inc. – PLK)

PowerShares Active Mega Cap Fund (NYSE Arca, Inc. – PMA)

PowerShares Active U.S. Real Estate Fund (NYSE Arca, Inc. – PSR)

March 1, 2012

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

3	Summary Information

3	PowerShares Active Low Duration Fund

10	PowerShares Active Mega Cap Fund

15	PowerShares Active U.S. Real Estate Fund

20	Additional Information About the Funds' Strategies and Risks

28	Tax-Advantaged Structure of ETFs

28	Portfolio Holdings

28	Management of the Funds

31	How to Buy and Sell Shares

32	Frequent Purchases and Redemptions of Fund Shares

32	Dividends, Distributions and Taxes

34	Distributor

35	Net Asset Value

35	Fund Service Providers

36	Financial Highlights

40	Premium/Discount Information

40	Other Information

2

PowerShares
Active Low Duration Fund

Summary Information

Investment Objective

The investment objective of the PowerShares Active Low Duration Fund (the "Fund") is total return.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$93	$163	$368

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 119% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

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Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in a portfolio of U.S. government, corporate and agency debt securities. The Fund seeks to outperform its benchmark index, the Barclays Capital 1-3 Year U.S. Treasury Index, by analyzing a variety of specific factors affecting the return on investments relative to the benchmark index and by applying an actively managed portfolio construction and security selection total return strategy. The Fund allocates its investments between U.S. government, corporate and agency debt securities based on current market conditions. There is no minimum or maximum percentage that may be allocated among these investments. In constructing the Fund's portfolio, Invesco Advisers, Inc. ("Invesco" or the "Sub-Adviser") considers macro-economic and sector level factors such as economic or political conditions and monetary policy, as well as issuer-specific factors such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement. Invesco focuses on securities that it believes have favorable prospects for exceeding the benchmark index's returns.

In implementing its investment strategy, the Fund currently intends to invest in U.S. Treasury futures and may do so with respect to the entire portfolio. The Fund also may invest without limitation in other derivative instruments including, among others, swaps (including interest rate, total return and credit default swaps), put options, call options, futures contracts and options on futures contracts, convertible securities, structured notes, reverse repurchase agreements and dollar rolls. Derivative instruments may have the effect of leveraging the Fund's portfolio. The Fund's investments in derivative instruments will be counted toward its policy to invest 80% of its assets in U.S. government, corporate and agency debt securities to the extent that these derivative instruments have economic characteristics similar to the securities included within that policy.

Invesco will consider selling a particular security when the risks applicable to that security become unfavorable relative to that security's expected return.

Under normal market conditions, the Fund's effective duration, as estimated by the Fund's portfolio managers, will be in the range of zero to three years. Effective duration is a measure of the Fund's price sensitivity to changes in interest rates.

The Fund may invest up to 25% of its total assets in non-investment grade securities, commonly known as "junk bonds," as determined at the time of purchase. A fixed-income security is considered non-investment grade if it is rated below "Baa3" by Moody's Investors Service, Inc., or below "BBB-" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or below "BBB-" by Fitch Ratings, Inc., or, if unrated, if the Sub-Adviser determines it to be of comparable credit quality at the time the investment is made.

The Fund typically maintains a portion of its assets in cash, which generally will be invested in either cash instruments or unaffiliated money market funds. The Fund will hold cash to handle its daily cash needs, which include payment of Fund expenses and securities transactions expenses. The amount of cash the Fund holds may increase if the Fund takes a temporary defensive position. The Fund may take a temporary defensive position if there are inadequate investment opportunities available due to adverse market, economic, political or other conditions. Maintaining a larger proportion of the Fund's assets in cash rather than securities could negatively impact the Fund's investment results in a period of rising market prices; conversely, it could reduce the magnitude of the Fund's losses in the event of falling market prices and provide liquidity to make additional investments.

4

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's portfolio securities, the Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the desired results.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the price of most fixed-income securities goes down. When the general level of interest rates goes down, the price of most fixed-income securities goes up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Non-Investment Grade Securities Risk. The Fund may invest up to 25% of its total assets in junk bonds, which are considered speculative. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery. The secondary markets in which non-investment grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular non-investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value ("NAV") of the Fund's Shares. Adverse publicity and investor perceptions may decrease the values and liquidity of non-investment grade securities.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund's net investment income could fall.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect creations and redemptions partially for cash and partially in-kind, rather than principally for in-kind securities, because of the nature of the Fund's investments. Because the Fund currently intends to effect redemptions partially for cash, rather than principally in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The

5

Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption entirely in-kind, and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an entirely in-kind redemption process.

Mortgage-Backed Securities Risk. The Fund may invest in mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. Mortgage-backed securities have different risk characteristics than traditional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates. Certain mortgage-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Asset-Backed Securities Risk. The Fund may invest in asset-backed securities, which have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but they may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, also may influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Certain asset-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Derivatives Risk. The Fund may invest in derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain derivative transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative relates, and risks that the derivative instruments may not be liquid. Many derivative transactions are entered into "over-the-counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund's counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund's contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). Derivatives may be more difficult to purchase, sell or value than other investments.

6

Derivative transactions can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests and incur higher taxes.

Counterparty Risk. To the extent that the Fund engages in over-the-counter derivative transactions, it will be subject to credit risk with respect to the counterparties. The Fund may obtain only a limited recovery, or no recovery, or may experience significant delays in obtaining recovery, under derivative contracts if a counterparty experiences financial difficulties and becomes bankrupt or otherwise fails to perform its obligations under a derivative contract.

Leverage Risk. The Fund may engage in transactions, including the use of derivatives, that may give rise to a form of leverage, which may impair the Fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise cause it to not achieve its intended objective. Leverage magnifies the potential for gain and the risk of loss. If the Fund uses leverage, there can be no assurance that the Fund's leverage strategy will be successful. Leverage may cause the Fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the Fund. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of those investments, the NAV of the Fund's Shares will decrease faster than if the Fund had not used leverage. To mitigate leveraging risk, the Fund will earmark liquid assets or establish a segregated account or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements.

Risks of Investing in U.S. Treasury Futures. The Fund may invest in futures contracts on U.S. Treasury securities to manage interest rate risk. These futures contracts enable the Fund to buy or sell a U.S. Treasury security in the future at an agreed-upon price and require special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Fund enters into a futures contract on U.S. Treasury securities at the wrong time or judges market conditions incorrectly, the use of such derivatives may significantly reduce the Fund's return. The Fund could also experience losses if the U.S. Treasury securities underlying futures contracts are not correlated closely with the securities held by the Fund or if the Fund is unable to close out a position because the market for such derivatives becomes illiquid.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for securities in the Fund's portfolio, the ability of the Fund to value its securities becomes more difficult. As such, the judgment of Invesco PowerShares Capital Management LLC (the "Adviser"), using fair value procedures adopted by the Board of Trustees (the "Board") of the PowerShares Actively Managed Exchange-Traded Fund Trust (the "Trust"), may play a greater role in the valuation of the Fund's securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value to such securities.

Market Risk. Securities in which the Fund invests are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Fund's portfolio.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.

7

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
0.87% (3rd Quarter 2009)	(0.25)% (4th Quarter 2010)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

8

	1 Year	Since Inception (04/11/08)
Return Before Taxes	1.31%	1.95%
Return After Taxes on Distributions	0.91%	1.41%
Return After Taxes on Distributions and Sale of Fund Shares	0.85%	1.35%
Barclays Capital 1-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	1.55%	2.20%
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.21%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Investment Sub-Adviser. Invesco Advisers, Inc.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Sub-Adviser	Date Began Managing the Fund
Brian M. Schneider	Senior Portfolio Manager of the Sub-Adviser	January 2009
D. Scott Case	Portfolio Manager of the Sub-Adviser	January 2009

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities and cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

9

PowerShares
Active Mega Cap Fund

Summary Information

Investment Objective

The investment objective of the PowerShares Active Mega Cap Fund (the "Fund") is long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

10

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in a portfolio of equity securities of mega-capitalization companies. The Fund principally purchases common stock. The Fund considers a company to be a mega-capitalization company if it has a market capitalization, at the time of purchase, equal to or greater than the market capitalization of the smallest company in the Russell Top 200® Index (the "Benchmark Index"). As of December 31, 2011, the market capitalization of the companies included in the Benchmark Index was between $3.58 billion and $406.27 billion. The Fund selects a universe of securities that is determined using the Benchmark Index as a guide in structuring and selecting its investments. However, the Fund will invest in securities included in the Benchmark Index as well as securities not included in the Benchmark Index.

In seeking to outperform the Benchmark Index, Invesco Advisers, Inc. ("Invesco" or the "Sub-Adviser") evaluates fundamental and behavioral factors to forecast individual security returns and applies proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction costs. Based on the individual security forecasts, the Sub-Adviser seeks to construct the optimal portfolio holdings for the Fund and to manage risk.

The Fund invests in securities that the Sub-Adviser believes have favorable prospects for above average growth while attempting to maintain a high correlation between the return of the Benchmark Index and the return of the Fund's portfolio. The Fund attempts to overweight securities with prospects for above average growth and favorable risk profile characteristics identified in the evaluation process and underweight securities with less advantageous characteristics. The Sub-Adviser generally repeats the security and portfolio evaluation process once per month.

Invesco will consider eliminating or reducing a security position (i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security's risk profile changes. Invesco PowerShares Capital Management LLC (the "Adviser") executes all trades on behalf of the Fund.

The Fund typically maintains a portion of its assets in cash, which generally will be invested in either cash instruments or unaffiliated money market funds. The Fund will hold cash to handle its daily cash needs, which include payment of Fund expenses and securities transactions expenses. The amount of cash that the Fund holds may increase if the Fund takes a temporary defensive position. The Fund may take a temporary defensive position if there are inadequate investment opportunities available due to adverse market, economic, political or other conditions. Maintaining a larger proportion of the Fund's assets in cash rather than securities could negatively impact the Fund's investment results in a period of rising market prices; conversely, it could reduce the magnitude of the Fund's losses in the event of falling market prices and provide liquidity to make additional investments.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's portfolio securities, the Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the desired results.

11

Mega Capitalization Company Risk. Companies with large market capitalizations may go in and out of favor based on market and economic conditions. Returns on investments in securities of large capitalization U.S. companies could trail the returns on investments in securities of smaller companies.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Market Risk. Securities in which the Fund invests are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Fund's portfolio.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

12

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
15.10% (2nd Quarter 2009)	(12.49)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (04/11/08)
Return Before Taxes	6.82%	2.99%
Return After Taxes on Distributions	6.29%	2.51%
Return After Taxes on Distributions and Sale of Fund Shares	4.42%	2.26%
Russell Top 200® Index (reflects no deduction for fees, expenses or taxes)	2.83%	0.33%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	0.89%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Investment Sub-Adviser. Invesco Advisers, Inc.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Sub-Adviser	Date Began Managing the Fund
Glen E. Murphy	Portfolio Manager of the Sub-Adviser	Since inception
Anthony J. Munchak	Portfolio Manager of the Sub-Adviser	Since inception
Francis M. Orlando	Portfolio Manager of the Sub-Adviser	Since inception
Andrew Waisburd	Portfolio Manager of the Sub-Adviser	May 2011
Mike Abata	Portfolio Manager of the Sub-Adviser	November 2011

13

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

14

PowerShares
Active U.S. Real Estate Fund

Summary Information

Investment Objective

The investment objective of the PowerShares Active U.S. Real Estate Fund (the "Fund") is high total return through growth of capital and current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or in the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.80%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$82	$255	$444	$990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

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Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in securities of companies that are principally engaged in the U.S. real estate industry and included within the FTSE NAREIT Equity REITs Index. The Fund considers a company to be principally engaged in the U.S. real estate industry if it (i) derives 50% of its revenues or profits from the ownership, leasing, construction, financing or sale of U.S. real estate; or (ii) has at least 50% of the value of its assets invested in U.S. real estate. The Fund plans to invest principally in equity real estate investment trusts ("REITs"). Equity REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans (such as mortgages). The Fund also may invest in real estate operating companies ("REOCs"), as well as securities of other companies principally engaged in the U.S. real estate industry. REOCs are similar to REITs, except that REOCs reinvest their earnings into the business, rather than distributing them to unitholders like REITs.

The Fund structures and selects its investments primarily from a universe of securities that are included within the FTSE NAREIT Equity REITs Index at the time of purchase. In constructing the portfolio, Invesco Advisers, Inc., the Fund's sub-adviser ("Invesco" or the "Sub-Adviser"), analyzes quantitative and statistical metrics to identify attractively priced securities. The Sub-Adviser will consider selling or reducing a security position if (i) the relative attractiveness of a security falls below desired levels, (ii) its quantitative risk/return profile changes significantly, or (iii) a more attractive investment opportunity is identified. The Sub-Adviser generally conducts the security and portfolio evaluation process monthly.

Under normal market conditions, the Fund anticipates being invested fully. However, the Fund may take a temporary defensive position and hold a portion of its assets in cash or cash equivalents that may include unaffiliated money market funds if there are inadequate investment opportunities available due to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. Maintaining a larger proportion of the Fund's assets in cash rather than securities could negatively impact the Fund's investment results in a period of rising market prices; conversely, it could reduce the magnitude of the Fund's losses in the event of falling market prices and provide liquidity to make additional investments.

Invesco PowerShares Capital Management LLC (the "Adviser") executes all trades on behalf of the Fund.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of companies that are principally engaged in the U.S. real estate industry.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's portfolio securities, the Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the desired results.

Risks of Investing in the Real Estate Industry. Investments in the real estate industry may be affected by economic, legal, cultural, environment or technological factors that affect the property values, rents or occupancies of real estate related to the Fund's holdings.

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REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund invests are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Concentration Risk. A significant percentage of the Fund will be invested in companies that are principally engaged in the real estate industry. By focusing in companies that are principally engaged in the real estate industry, the Fund faces more risks than if it were diversified broadly over a range of companies or industries. At times, companies that are principally engaged in the real estate industry may be out of favor and underperform other companies or the market as a whole.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Market Risk. Securities in which the Fund invests are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Fund's portfolio.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

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Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
33.10% (3rd Quarter 2009)	(32.28)% (1st Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (11/20/08)
Return Before Taxes	10.64%	36.93%
Return After Taxes on Distributions	10.34%	35.99%
Return After Taxes on Distributions and Sale of Fund Shares	6.94%	32.03%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses or taxes)	8.28%	26.50%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	14.10%

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Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Investment Sub-Adviser. Invesco Advisers, Inc.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Sub-Adviser	Date Began Managing the Fund
Joe V. Rodriguez, Jr.	Portfolio Manager (lead) of the Sub-Adviser	Since inception
Mark Blackburn	Portfolio Manager of the Sub-Adviser	Since inception
Paul S. Curbo	Portfolio Manager of the Sub-Adviser	Since inception
Ping-Ying Wang	Portfolio Manager of the Sub-Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

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Additional Information About the Funds' Strategies and Risks

Principal Risks of Investing in the Funds

The following provides additional information regarding certain of the principal risks identified under "Principal Risks of Investing in the Fund" in each Fund's "Summary Information" section.

Management Risk

The Funds are subject to management risk because they are actively managed portfolios. In managing the Funds' portfolio securities, the Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Fixed-Income Securities Risk

PowerShares Active Low Duration Fund invests in fixed-income securities. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the price of most fixed-income securities goes down. When the general level of interest rates goes down, the price of most fixed-income securities goes up. A measure investors commonly use to determine this sensitivity is called duration. Fixed-income securities with longer durations typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter durations. A number of factors determine duration, including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features and various repayment features. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Equity Risk

PowerShares Active Mega Cap Fund and PowerShares Active U.S. Real Estate Fund invest in equity securities. Equity risk is the risk that the value of the securities that the Funds hold will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Funds hold participate or factors relating to specific companies in which the Funds invest. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Funds hold; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Funds hold. In addition, securities of an issuer in the Funds' portfolio may decline in price if the issuer fails to make

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anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Non-Investment Grade Securities Risk

PowerShares Active Low Duration Fund may be subject to non-investment grade securities risk, which is a form of credit risk. Securities that are non-investment grade, commonly known as "junk bonds," are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. Non-investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of non-investment grade securities have been found to be less sensitive to interest rate changes than are more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on non-investment grade securities will fluctuate. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery. The secondary markets in which non-investment grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular non-investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of the Fund's Shares. Adverse publicity and investor perceptions may decrease the values and liquidity of non-investment grade securities.

Call Risk

If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, PowerShares Active Low Duration Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, the Fund's net investment income could fall.

Cash Transaction Risk

Unlike most ETFs, PowerShares Active Low Duration Fund currently intends to effect creations and redemptions partially for cash and partially in-kind, rather than principally for in-kind securities, because of the nature of the Fund's investments. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the fund level. Because the Fund currently intends to effect redemptions partially for cash, rather than principally in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption entirely in-kind, and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an entirely in-kind redemption process.

Mortgage-Backed Securities Risk

PowerShares Active Low Duration Fund invests in mortgage-backed securities, which represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through

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securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. Economic and other factors also may influence the rate of prepayments. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates. Certain mortgage-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Asset-Backed Securities Risk

PowerShares Active Low Duration Fund invests in asset-backed securities, which have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but they may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, also may influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Certain asset-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Derivatives Risk

PowerShares Active Low Duration Fund may invest in derivatives. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. Many derivative transactions are entered into "over-the-counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund's counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund's contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund's derivative positions at any time.

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Counterparty Risk

To the extent that PowerShares Active Low Duration Fund engages in over-the-counter derivative transactions, it will be subject to credit risk with respect to the counterparties. The Fund may obtain only a limited or no recovery or may experience significant delays in obtaining recovery under derivative contracts if a counterparty experiences financial difficulties and becomes bankrupt or otherwise fails to perform its obligations under a derivative contract.

Risks of Investing in U.S. Treasury Futures

PowerShares Active Low Duration Fund invests in futures contracts on U.S. Treasury securities to manage interest rate risk. These futures contracts enable the Fund to buy or sell a U.S. Treasury security in the future at an agreed-upon price. The use of futures contracts requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Fund enters into a futures contract on U.S. Treasury securities at the wrong time or judges market conditions incorrectly, the use of such derivatives may significantly reduce the Fund's return. The Fund could also experience losses if the U.S. Treasury securities underlying futures contracts are not closely correlated with the securities held by the Fund or if the Fund is unable to close out a position because the market for such derivatives becomes illiquid.

Leverage Risk

PowerShares Active Low Duration Fund engages in transactions, including the use of derivatives, that may give rise to a form of leverage, which may impair the Fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise cause it to not achieve its intended objective. Leverage magnifies the potential for gain and the risk of loss. If the Fund uses leverage, there can be no assurance that the Fund's leverage strategy will be successful. Leverage may cause the Fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the Fund. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of those investments, the NAV of the Fund's Shares will decrease faster than if the Fund had not used leverage. To mitigate leveraging risk, the Fund will earmark liquid assets or establish a segregated account or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements.

Valuation Risk

During periods of reduced market liquidity or in the absence of readily available market quotations for securities in PowerShares Active Low Duration Fund's portfolio, the ability of the Fund to value its securities becomes more difficult and the judgment of the Adviser (employing fair value procedures adopted by the Board of the Trust) may play a greater role in the valuation of the Fund's securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value to such securities.

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Risks of Investing in the Real Estate Industry

PowerShares Active U.S. Real Estate Fund invests in securities issued by companies in the real estate industry. The risks associated with the real estate industry in general include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.

REIT Risk

Although PowerShares Active U.S. Real Estate Fund will not invest directly in real estate, the REITs in which the Fund invests will be subject to risks inherent in the direct ownership of real estate. These risks include, among others: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other occurrences, including the impact of changes in environmental laws, that may affect the real estate industry. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, like mutual funds, REITs have expenses, including advisory and administration fees, that their shareholders pay. As a result, an investor will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such a company.

Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, however, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT's investments to decline. A REIT's investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate

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obligations. Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a REIT's operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy and reductions in the availability of financing or deterioration in the conditions of the REIT's mortgage-related assets.

Concentration Risk

A significant percentage of PowerShares Active U.S. Real Estate Fund will be invested in companies that are principally engaged in the real estate industry. By focusing in companies that are principally engaged in the real estate industry, the Fund faces more risks than if it were diversified broadly over a range of companies or industries. At times, companies that are principally engaged in the real estate industry may be out of favor and may underperform other companies or the market as a whole.

Small and Medium Capitalization Company Risk

For PowerShares Active U.S. Real Estate Fund, investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Mega Capitalization Company Risk

For PowerShares Active Mega Cap Fund, companies with large market capitalizations may go in and out of favor based on market and economic conditions. Returns on investments in securities of large capitalization U.S. companies could trail the returns on investments in securities of smaller companies.

Market Risk

Securities in which each Fund invests are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in a Fund's portfolio.

Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Funds. Any of these factors may lead to the Shares trading at a premium or discount to each Fund's NAV.

Non-Diversified Fund Risk

Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

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Issuer-Specific Changes

The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Non-Principal Investment Strategies

Each Fund's investment objective and 80% investment policy to invest in securities suggested by the name of each such Fund constitutes a non-fundamental policy that the Board of the Trust may change at any time without shareholder approval. The 80% investment policy of each Fund may change upon 60 days' prior written notice to shareholders. The fundamental and non-fundamental policies of the Funds are set forth in the Trust's Statement of Additional Information ("SAI") under the section "Investment Restrictions."

Transparency of Portfolios

Each Fund will disclose, prior to the opening of trading on NYSE Arca, the identity and quantity of the securities in the Fund's portfolio that will form the basis for the Fund's NAV calculation.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Trading Issues

Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Shares May Trade at Prices Different Than NAV

The NAV of a Fund's Shares generally will fluctuate with changes in the market value of the Fund's holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities held by a Fund. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Unlike conventional ETFs, the Funds are not index funds. Each Fund is actively managed and does not seek to replicate the performance of a specified index. Index-based ETFs generally have traded at prices that closely correspond to NAV per share. Given the high level of transparency of a Fund's holdings, the Adviser believes that the trading experience of each Fund should be similar to that of index-based ETFs.

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However, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Dollar Roll Risk

PowerShares Active Low Duration Fund may engage in dollar roll transactions. A dollar roll involves the sale by the Fund of a mortgage-backed security to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed-upon price and date. The mortgage securities that the Fund purchases will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund is compensated for the difference between the current sales price and the forward price for the future purchase. In addition, cash proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. The Fund typically enters into dollar roll transactions to enhance the Fund's return either on income or a total return basis or to manage pre-payment risk. Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The use of dollar rolls may exaggerate any interim increase or decrease in the value of the Fund's assets. At the time the Fund enters into a dollar roll, it will segregate or earmark on its books liquid assets having a dollar value equal to the repurchase price and continually will monitor the account to ensure that such equivalent value is maintained at all times.

Reverse Repurchase Agreements Risk

PowerShares Active Low Duration Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Such transactions are advantageous only if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the Adviser and/or Sub-Adviser believes it will be advantageous to the Fund. In the event the buyer of securities under a reverse repurchase agreement transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund will earmark liquid assets or establish a segregated account or otherwise cover the transactions that may give rise to such risk.

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Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Funds' Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind (except Shares of PowerShares Active Low Duration Fund, which are issued and redeemed partially for cash and partially in-kind), in Creation Units at each day's next calculated NAV. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders. Because PowerShares Active Low Duration Fund intends to effect creations and redemptions partially for cash, investments in Shares of such Fund may be less tax efficient than conventional ETFs.

The tax advantages of investing in Shares may be less pronounced because the Funds are actively managed and, therefore, may have greater turnover in their portfolio securities, which could result in less tax efficiency than an investment in a fund that is not actively managed.

Because PowerShares Active U.S. Real Estate Fund invests principally in REITs, shareholders of PowerShares Active U.S. Real Estate Fund may recognize ordinary income and capital gains in greater amounts and at earlier times compared to investors in a fund that does not invest in REITs.

PowerShares Active Low Duration Fund may invest in derivatives, the use of which generally will result in the realization of short-term capital gains that will be classified as ordinary income when distributed to investors.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Trust's SAI, which is available at www.InvescoPowerShares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust, a family of ETFs with combined assets under management of more than $19.95 billion as of January 31, 2012. The Trust currently is comprised of three ETFs.

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As the Funds' investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds' investments, managing the Funds' business affairs, providing certain clerical, bookkeeping and other administrative services of the Trust and oversight of the Sub-Adviser.

Invesco Advisers, Inc., a subsidiary of Invesco Ltd., the parent of Invesco PowerShares Capital Management LLC, is a registered investment adviser and serves as the investment sub-adviser to the Funds and, subject to the supervision of the Adviser and the Board, is responsible for the investment management of the Funds. Invesco's principal business address is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Portfolio Managers

Investment decisions for PowerShares Active Low Duration Fund are made by investment management teams at Invesco. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

•  Brian M. Schneider, Senior Portfolio Manager, has been responsible for the management of the Fund since January 2009 and has been associated with Invesco and/or its affiliates since 1987.

•  D. Scott Case, Portfolio Manager, has been responsible for the management of the Fund since January 2009 and has been associated with Invesco and/or its affiliates since 1997.

Investment decisions for PowerShares Active Mega Cap Fund are made by investment management teams at Invesco. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

•  Glen E. Murphy, Portfolio Manager, has been responsible for the management of the Fund since its inception and has been associated with Invesco and/or its affiliates in an investment management capacity since 1995.

•  Anthony J. Munchak, Portfolio Manager, has been responsible for the management of the Fund since its inception and has been associated with Invesco and/or its affiliates in an investment management capacity since 2000.

•  Francis M. Orlando, Portfolio Manager, has been responsible for the management of the Fund since its inception and has been associated with Invesco and/or its affiliates in an investment management capacity since 1987.

•  Andrew Waisburd, Portfolio Manager, has been responsible for the management of the Fund since May 2011 and has been associated with Invesco and/or its affiliates in an investment management capacity since June 2008. Prior to joining Invesco in June 2008, Mr. Waisburd was a senior quantitative analyst at Harris Investment Management, Director of Research for Archipelago (now NYSE Arca) and assistant professor of finance at Texas Christian University.

•  Mike Abata, Portfolio Manager, has been responsible for the management of the Fund since November 2011 and has been associated with Invesco and/or its affiliates in an investment management capacity since 2011. In 2010, he was a Vice President at State Street Global Markets. From 2008 to 2010, he worked as a consultant at Hermes Fund Managers. Prior to 2008, he was Portfolio Manager at Putnam Investment Management.

The portfolio managers listed above are assisted by Invesco's Global Quantitative Equity Portfolio Management Team, which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to PowerShares Active Low Duration Fund's and

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PowerShares Active Mega Cap Fund's portfolios, but they do not have day-to-day management responsibilities with respect to the Funds' portfolios.

Investment decisions for PowerShares Active U.S. Real Estate Fund are made by investment management teams at Invesco. The following individuals are responsible jointly and primarily for the day-to-day management of PowerShares Active U.S. Real Estate Fund's portfolio:

•  Joe V. Rodriguez, Jr., Portfolio Manager and the lead manager overseeing the investment team and Fund operations, has been responsible for the management of the Fund since its inception and has been associated with Invesco and/or its affiliates since 1990.

•  Mark Blackburn, Portfolio Manager, has been responsible for the management of the Fund since its inception and has been associated with Invesco and/or its affiliates since 1998.

•  Paul S. Curbo, Portfolio Manager, has been responsible for the management of the Fund since its inception and has been associated with Invesco and/or its affiliates since 1998.

•  Ping-Ying Wang, Portfolio Manager, has been responsible for the management of the Fund since its inception and has been associated with Invesco and/or its affiliates since 1998.

The Trust's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Trust.

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser oversees the Sub-Adviser and/or implements an investment program for the Funds and manages the investment of each Fund's assets. For its services, the Adviser receives a unitary management fee from each Fund which accrues daily and is payable monthly.

PowerShares Active Mega Cap Fund pays the Adviser a unitary management fee equal to 0.75% of its average daily net assets. PowerShares Active Low Duration Fund pays the Adviser a unitary management fee equal to 0.29% of its average daily net assets. PowerShares Active U.S. Real Estate Fund pays the Adviser a unitary management fee equal to 0.80% of its average daily net assets.

Out of each unitary management fee, the Adviser pays substantially all expenses of each Fund, including the payments to the Sub-Adviser, costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Adviser's unitary management fee is designed to pay each Fund's expenses and to compensate the Adviser for providing services to each Fund.

The Adviser has entered into an Investment Sub-Advisory Agreement with the Sub-Adviser for each Fund. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at 40% of the Adviser's compensation of the sub-advised assets.

A discussion regarding the Board's basis for approving the Investment Advisory Agreement and the Sub-Advisory Agreement with respect to each Fund is available in the semi-annual report to shareholders for the period ended April 30, 2011.

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How to Buy and Sell Shares

Each Fund issues or redeems its Shares at net asset value ("NAV") per Share only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations").

Most investors buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund will be listed for trading on the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade on NYSE Arca under the following symbols:

Fund	Trading Symbol
PowerShares Active Low Duration Fund	PLK

PowerShares Active Mega Cap Fund	PMA

PowerShares Active U.S. Real Estate Fund	PSR

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on the NYSE Arca may differ from the Fund's daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be

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disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value will not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market, and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of a Fund. Cash purchases and/or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to a Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, a Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds.

Dividends, Distributions and Taxes

Dividends and Capital Gains

As a shareholder, you are entitled to your share of a Fund's income and net realized gains on its investments. Each Fund pays out all or substantially all its net earnings to its shareholders as "distributions."

Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

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A portion of PowerShares Active U.S. Real Estate Fund's dividends received from investments in REITs may be reclassified as a return of capital for tax purposes. As a result of such reclassification, the Fund is more likely to make distributions that are treated as returns of capital, and possibly in greater amounts, than a fund that does not invest in REITs. For more information, please see the SAI section "Taxes."

Ordinarily, dividends from net investment income, if any, are declared and paid annually by PowerShares Active Mega Cap Fund, are declared and paid monthly by PowerShares Active Low Duration Fund, and are declared and paid quarterly by PowerShares Active U.S. Real Estate Fund. Each Fund distributes its net realized capital gains, if any, to shareholders annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on NYSE Arca, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid annually by PowerShares Active Mega Cap Fund, are declared and paid monthly by PowerShares Active Low Duration Fund, and are declared and paid quarterly by PowerShares Active U.S. Real Estate Fund. Each Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of the Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may

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be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales and Cash Redemptions

Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited. A redemption of your Shares for cash normally is treated as a sale for tax purposes.

Taxes on In-Kind Purchases and In-Kind Redemptions of Creation Units

An AP who exchanges equity securities or equity securities and cash for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the cash component paid. An AP who exchanges Creation Units for equity securities or equity securities and cash generally will recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See "Taxes" in the SAI for more information.

Distributor

Invesco Distributors, Inc. (the "Distributor") serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

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Net Asset Value

The Bank of New York Mellon ("BNYM") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange ("NYSE") is open, provided that U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security primarily is traded. The NAV for each Fund will be calculated and disseminated daily. If a security's market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security's fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for each Fund.

K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602 and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund and performs other related audit services.

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Financial Highlights

The financial highlights tables below are intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report for the fiscal year ended October 31, 2011, which is available upon request.

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PowerShares Active Low Duration Fund (PLK)

	Year Ended October 31,				For the Period April 8, 2008* through October 31,
	2011		2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.59		$25.39	$24.98	$25.00
Net investment income**	0.23		0.24	0.29	0.28
Net realized and unrealized gain (loss) on investments	(0.06)		0.36	0.52	(0.01)
TOTAL FROM INVESTMENT OPERATIONS	0.17		0.60	0.81	0.27
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	0.23		(0.40)	(0.35)	(0.28)
Capital gains	(0.04)		—	—	—
Return of capital	(0.06)		—	(0.05)	(0.01)
TOTAL DISTRIBUTIONS	(0.33)		(0.40)	(0.40)	(0.29)
NET ASSET VALUE AT END OF PERIOD	$25.43		$25.59	$25.39	$24.98
SHARE PRICE AT END OF PERIOD***	$25.41		$25.55	$25.23	$24.60
NET ASSET VALUE, TOTAL RETURN****	0.67%		2.37%	3.27%	1.08	%(a)
SHARE PRICE TOTAL RETURN****	0.75%		2.86%	4.20%	(0.45	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$10,173		$10,236	$7,618	$2,498
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.29%		0.29%	0.29%	0.29	%†
Net investment income	0.92%		0.94%	1.17%	1.99	%†
Portfolio turnover rate††	119%		58%	295%	296%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.00	)(b)	$(0.07)	$(0.03)	$0.00	(b)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 11, 2008, first day of trading on the exchange) to October 31, 2008 was 0.88%. The share price total return from Fund Inception to October 31, 2008 was (0.89)%.

(b)  Amount represents less than $0.005.

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PowerShares Active Mega Cap Fund (PMA)

	Year Ended October 31,			For the Period April 8, 2008* through October 31,
	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$23.73	$21.06	$18.24	$25.00
Net investment income**	0.36	0.29	0.26	0.17
Net realized and unrealized gain (loss) on investments	2.37	2.57	2.86	(6.93)
TOTAL FROM INVESTMENT OPERATIONS	2.73	2.86	3.12	(6.76)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.47)	(0.19)	(0.30)	—
NET ASSET VALUE AT END OF PERIOD	$25.99	$23.73	$21.06	$18.24
SHARE PRICE AT END OF PERIOD***	$26.27	$23.75	$21.04	$18.23
NET ASSET VALUE, TOTAL RETURN****	11.61%	13.58%	17.37%	(27.04	)%(a)
SHARE PRICE TOTAL RETURN****	12.71%	13.77%	17.29%	(27.08	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$5,197	$3,560	$3,158	$1,824
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%	0.75%	0.75	%†
Net investment income	1.37%	1.26%	1.38%	1.30	%†
Portfolio turnover rate††	89%	58%	87%	41%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.03	$—	$0.07	$(0.00	)(b)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 11, 2008, first day of trading on the exchange) to October 31, 2008 was (26.27)%. The share price total return from Fund Inception to October 31, 2008 was (26.31)%.

(b)  Amount represents less than $0.005.

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PowerShares Active U.S. Real Estate Fund (PSR)

	Year Ended October 31,		For the Period November 19, 2008* through October 31,
	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$45.42	$33.01	$21.66
Net investment income**	0.54	1.07	0.72
Net realized and unrealized gain (loss) on investments	5.15	12.06	11.21
TOTAL FROM INVESTMENT OPERATIONS	5.69	13.13	11.93
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.79)	(0.72)	(0.58)
NET ASSET VALUE AT END OF PERIOD	$50.32	$45.42	$33.01
SHARE PRICE AT END OF PERIOD***	$50.36	$45.42	$33.05
NET ASSET VALUE, TOTAL RETURN****	12.77%	40.16%	55.56	%(a)
SHARE PRICE TOTAL RETURN****	12.86%	39.98%	55.70	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$17,612	$20,438	$8,253
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.80%	0.80%	0.80	%†
Net investment income	1.10%	2.65%	2.83	%†
Portfolio turnover rate††	37%	20%	46%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.35)	$0.59	$0.71

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (November 20, 2008, first day of trading on the exchange) to October 31, 2009 was 67.47%. The share price total return from Fund Inception to October 31, 2009 was 68.71%.

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Premium/Discount Information

Information regarding how often the Shares of each Fund traded on NYSE Arca at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters can be found at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the Investment Company Act of 1940 Act, as amended (the "1940 Act"), restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Funds.

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by

40

Section 4(3)(C) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Trust's SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds' investments also is available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report, and/or Semi-Annual Report free of charge or make shareholder inquiries, please:

Call:  Invesco Distributors, Inc. at 1.800.983.0903
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Actively Managed Exchange-Traded Fund Trust
c/o Invesco Distributors, Inc.
11 Greenway Plaza
Suite 2500
Houston, Texas 77046-1173

Visit:  www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov,

or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-22148.

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PowerShares Actively
Managed Exchange-Traded Fund Trust
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903

www.InvescoPowerShares.com

P-PS-PRO-10

Investment Company Act File No. 811-22148

PowerShares Actively Managed Exchange-Traded Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated March 1, 2012

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus dated March 1, 2012 for the PowerShares Actively Managed Exchange-Traded Fund Trust (the "Trust"), relating to the series of the Trust listed below (each a "Fund," and, collectively the "Funds") as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares Active Low Duration Fund	NYSE Arca, Inc.	PLK

PowerShares Active Mega Cap Fund	NYSE Arca, Inc.	PMA

PowerShares Active U.S. Real Estate Fund	NYSE Arca, Inc.	PSR

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Invesco Distributors, Inc. (the "Distributor"), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173, or by calling toll free 800.983.0903. The audited financial statements for each Fund contained in each Fund's 2011 Annual Report and the related report of PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, are incorporated herein by reference in the section "Financial Statements." No other portions of each Fund's Annual Report are incorporated by reference herein.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on November 6, 2007 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of three series: PowerShares Active Low Duration Fund, PowerShares Active Mega Cap Fund and PowerShares Active U.S. Real Estate Fund (each, a "Fund" and collectively, the "Funds"). Because each Fund is "non-diversified," each Fund's investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Funds are referred to herein as "Shares."

The investment objective of PowerShares Active Low Duration Fund is total return. The investment objective of PowerShares Active Mega Cap Fund is long-term growth of capital. The investment objective of PowerShares Active U.S. Real Estate Fund is high total return through growth of capital and current income. Each Fund is managed by Invesco PowerShares Capital Management LLC (the "Adviser"), a wholly-owned subsidiary of Invesco Ltd.

The Adviser has entered into an investment sub-advisory agreement with an affiliate to serve as investment sub-adviser to the Funds. The affiliated sub-adviser, Invesco Advisers, Inc. ("Invesco" or the "Sub-Adviser"), is a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The Sub-Adviser is an indirect wholly-owned subsidiary of Invesco Ltd.

Each Fund issues and redeems Shares at net asset value ("NAV") only in aggregations of 50,000 Shares (each a "Creation Unit" or a "Creation Unit Aggregation"). Each Fund (other than PowerShares Active Low Duration Fund) issues and redeems Creation Units principally in exchange for a basket of securities (the "Deposit Securities") included in the relevant Fund's universe, together with the deposit of a specified cash payment (the "Cash Component"), plus a fixed transaction fee. PowerShares Active Low Duration Fund issues and redeems Creation Units partially for a Cash Component and partially for an in-kind component consisting of Deposit Securities in the Fund's universe, plus fixed and variable transaction fees.

Each Fund's Shares are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange"). Shares trade on the Exchange at market prices that may be below, at, or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.

Each Fund reserves the right to offer creations and redemptions of Shares for cash. Each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, the Funds may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions.

EXCHANGE LISTING AND TRADING

Shares of each Fund trade throughout the day on NYSE Arca.

There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of its Shares. The Exchange may, but is not required to, remove the Shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; or (ii) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

In order to provide additional information regarding the indicative value of Shares of the Funds, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means, an updated "intraday indicative value" ("IIV") for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in, or responsible for any aspect of, the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

INVESTMENT RESTRICTIONS

The Board of Trustees of the Trust (the "Board") has adopted as fundamental policies the respective investment restrictions numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

(1)  Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except that PowerShares Active U.S. Real Estate Fund will invest 25% or more of the value of its total assets in securities of companies that are principally engaged in the U.S. real estate industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may be deemed to involve a borrowing, to the extent permitted under the 1940 Act.

(3)  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in connection with the purchase and sale of portfolio securities.

(4)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)  Issue senior securities, except as permitted under the 1940 Act.

Except for restrictions (2) and 4(iii), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restriction (2) and 4(iii), in the event that a Fund's borrowings at any time exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings) due to subsequent changes in the value of the Fund's assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings to an extent that such borrowings will not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting securities." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's Shares present at a meeting, if the holders of more than 50% of the Fund's Shares are present or represented by proxy, or (ii) more than 50% of the Fund's Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the Board without shareholder approval. Each Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although no Fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

The investment objective of each Fund is a non-fundamental policy that can be changed by the Board without approval by shareholders.

Each of PowerShares Active Mega Cap Fund and PowerShares Active U.S. Real Estate Fund's investment objective and 80% investment policy to invest in securities suggested by the name of each Fund constitutes a non-fundamental policy that the Board of the Trust may change at any time without shareholder approval. The 80% investment policy of each Fund may change upon 60 days' prior written notice to shareholders.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

Unlike conventional exchange-traded funds ("ETFs"), the Funds are "actively managed" and do not seek to replicate the performance of a specified index. Each Fund seeks to achieve its investment objective by investing in securities included in its investment universe.

Investment Risks

A discussion of the risks associated with an investment in the Funds is contained in the Funds' Prospectus in the "Summary Information—Principal Risks of Investing in the Fund" applicable to each Fund and the "Additional Information About the Funds' Strategies and Risks" section. The discussion below supplements, and should be read in conjunction with, these sections.

An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Equity Securities. For those Funds that invest in equity securities and common stocks, holders of common stocks incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, equity securities have neither a fixed principal amount nor a maturity.

Common Stock. Each Fund (except PowerShares Active Low Duration Fund) may invest in common stock. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Common stock also has neither a fixed principal amount nor a maturity.

Preferred Stock. Each Fund may invest in preferred stock. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock generally also has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation generally are subordinate to the rights associated with a corporation's debt securities.

Convertible Securities. PowerShares Active Low Duration Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid and may be required to convert at a time and at a price that is unfavorable to the Fund.

To the extent that the Fund invests in convertible securities with non-investment grade credit ratings, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Non-Investment Grade Securities" below.

U.S. Government Obligations. Each Fund may invest in U.S. government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the

Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. On September 7, 2008, the Federal Housing Finance Agency placed FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC") into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.

Mortgage-Backed and Asset-Backed Securities. The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies, such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders. FNMA and FHLMC each may borrow from the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC.

Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

Collateralized Mortgage Obligations ("CMOs"). PowerShares Active Low Duration Fund and PowerShares Active Mega Cap Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, and Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, and Z. The Series A, B and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Funds' diversification tests.

FHLMC CMOs. PowerShares Active Low Duration Fund and PowerShares Active Mega Cap Fund may invest in FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up any deficiency from its general funds.

Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Beside the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issuer. In a period of unstable interest rates, or under a variety of other circumstances, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

Bank Instruments. Each of PowerShares Active Low Duration Fund and PowerShares Active Mega Cap Fund may invest in certificates of deposit ("CDs"), time deposits and bankers' acceptances from U.S. banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A CD is a negotiable interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a CD, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

Participation Interests. PowerShares Active Low Duration Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the "Borrower"). The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest, both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, the Fund may be regarded as a member of the Participant, and thus the Fund is subject to the credit risk of both the Borrower and a Participant. Participation interests generally are subject to restrictions on resale.

Commercial Instruments. Each of PowerShares Active Low Duration Fund and PowerShares Active Mega Cap Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Funds. The interest rate on a master note may fluctuate based upon changes in specified interest rates, be reset periodically according to a prescribed formula or be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand future, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes generally are illiquid and therefore subject to the Fund's percentage limitations for investments in illiquid securities.

Municipal Securities. PowerShares Active Low Duration Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law that pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds generally also are revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of industrial development bonds usually are related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, the Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

An investment in the Fund should be made with an understanding of the risks inherent in an investment in municipal securities. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

The market for municipal bonds may be less liquid than for non-municipal bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund may invest a significant portion of its portfolio in municipal securities, the Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

Some longer-term municipal securities give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Lease obligations may have risks normally not associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the investment objective and policies of the Fund would need to be reevaluated. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There also is the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund.

There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Municipal Insurance. A municipal security may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer and cover a municipal security to its maturity, thereby enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund's Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Investment Grade Debt Obligations. Each of PowerShares Active Low Duration Fund and PowerShares Active Mega Cap Fund may invest in U.S. dollar-denominated debt obligations traded in U.S. markets. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, the Adviser and/or Sub-Adviser may consider (i) general economic and financial conditions; and (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets and (f) other considerations deemed appropriate.

Non-Investment Grade Securities Risk. PowerShares Active Low Duration Fund may invest up to 25% of its total assets in non-investment grade securities, commonly known as "junk bonds," which are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. Investment in non-investment grade debt securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but also typically entails greater price volatility and credit risk. Non-investment grade debt securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of such debt securities may be more complex than for issuers of higher quality debt securities. In addition, non-investment grade debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in non-investment grade debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain non-investment grade securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.

Furthermore, the value of non-investment grade securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain non-investment grade securities held by the Fund.

The secondary market on which non-investment grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a non-investment grade security, and could adversely affect the daily NAV per share of the Fund. When secondary markets for non-investment grade securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting non-investment grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of non-investment grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Companies that issue junk bonds are often highly leveraged and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high-yield debt securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues may be subordinated to other creditors of the issuer.

The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

The Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and also may make it more difficult for the Fund to obtain accurate market quotations in valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

Variable or Floating Rate Instruments. Each of PowerShares Active Low Duration Fund and PowerShares Active Mega Cap Fund may invest in securities that have variable or floating interest rates that are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of the Funds. The investment adviser will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Funds.

Zero-Coupon and Pay-in-Kind Securities. Each of PowerShares Active Low Duration Fund and PowerShares Active Mega Cap Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to avoid certain excise taxes, a Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

Delayed Delivery Transactions. Each of PowerShares Active Low Duration Fund and PowerShares Active Mega Cap Fund may use delayed delivery transactions as an investment technique. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent that it can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

When-Issued Securities. The Funds may purchase when-issued securities. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, the changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities, or although it would not normally expect to do so, by directing the sale of when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. The Funds will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

Repurchase Agreements. Each of PowerShares Active Low Duration Fund and PowerShares Active Mega Cap Fund may enter into repurchase agreements, which are agreements pursuant to which a Fund acquires securities from a third party with the understanding the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser and/or Sub-Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. PowerShares Active Low Duration Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser and/or Sub-Adviser believes that it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Dollar Rolls. PowerShares Active Low Duration Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. A dollar roll involves the sale by the Fund of a mortgage-backed security to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund is compensated for the difference between the current sales price and the forward price for the future purchase. In addition, cash proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. The Fund typically enters into dollar roll transactions to enhance the Fund's return either on income or total return basis or to manage pre-payment risk.

Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate or earmark on its books liquid assets having a dollar value equal to the repurchase price and will continually monitor the account to ensure that such equivalent value is maintained at all times.

Rule 144A Securities. Each of PowerShares Active Low Duration Fund and PowerShares Active Mega Cap Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the Securities Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the Securities Act. The Adviser and/or Sub-Adviser, under supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser and/or Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser and/or Sub-Adviser could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Adviser and/or Sub-Adviser also will monitor the liquidity of Rule 144A securities, and if, as a result of changed conditions, the Adviser and/or Sub-Adviser determines that a Rule 144A security no longer is liquid, the Adviser and/or Sub-Adviser will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment of illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Defaulted Securities. PowerShares Active Low Duration Fund may invest in securities of issuers in default only when the Sub-Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund's investments. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate. In addition to using recognized rating agencies and other sources, the Sub-Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Sub-Adviser also may consider general business conditions, anticipated changes in interest rates and the outlook for specific industries. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issue to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Sub-Adviser will consider these events in determining whether the Fund should continue to hold the securities. The market for lower grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities, as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality, as the investment adviser of each Fund determines; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, each Fund's investment in investment companies subject to certain exceptions, is limited to (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

Real Estate Investment Trusts ("REITs"). Each Fund may invest in the securities of REITs to the extent allowed by law. PowerShares Active U.S. Real Estate Fund may invest all of its total assets in equity (e.g., common stock, preferred stock and convertible securities), debt securities and/or convertible debt securities issued by REITs. REITs pool investors' funds for investments primarily in real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for a Fund to invest in the real estate industry. As a shareholder in a REIT, a Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own investment advisory fees and other expenses, as a result of which a Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern U.S., or both.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings, self storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

The Funds conceivably could own real estate directly as a result of a default on the securities it owns. Therefore, the Funds may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes, capital expenditures and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs depend upon specialized management skill, are not diversified and therefore are subject to the risk of financing single or a limited number of projects. Such REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates also may affect the value of debt securities held by the Funds. By investing in REITs indirectly through the Funds, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Illiquid Securities. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. PowerShares Active Low Duration Fund may enter into futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in securities, to facilitate trading or to reduce transaction costs. The Fund will only enter into futures contracts and options on futures contracts that are traded on an exchange.

A call option gives a holder the right to purchase a specific security or an index at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer," i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Index futures contracts are based on indices that reflect the market value of securities included in the indices. The custodian will segregate assets committed to futures contracts to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received. The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions.

The Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security or contract. The Fund only may write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issuer as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security or contract above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security or contract decline.

The Fund may write a put option without owning the underlying security if it covers the option. The Fund only may write a put option on a security as part of an investment strategy and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security or contract will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

If an option that the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or contract during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or contract, which will be increased or offset by the premium received. The Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security or contract. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or contract from being called or to permit the sale of the underlying security or contract. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or contract with either a different exercise price or expiration date or both.

The Fund may purchase a call option for the purpose of acquiring the underlying security or contract for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or contract at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security or contract. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. The Fund also may purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where the Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies commonly are referred to as "call spreads."

The Fund may only purchase a put option on an underlying security or contract ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security or contract. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security or contract is delivered upon the exercise of the put option. Conversely, if the underlying security or contract does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. The Fund also may purchase put options on underlying securities or contracts against which it has written other put options. For example, where the Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies commonly are referred to as "put spreads." Likewise, the Fund may write call options on underlying securities or contracts against which it has purchased protective put options. This strategy commonly is referred to as a "collar."

Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts used with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options readily are obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receiver, upon exercise, cash instead of securities, if the closing lever of the securities index upon which the option is based is greater than, in the case of call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

There is no guarantee that such closing transactions can be effected. Pursuant to federal securities rules and regulations, if the Fund writes options, it may be required to set aside assets to reduce the risks associated with using those options.

General Risks of Options, Futures and Currency Strategies. The use by PowerShares Active Low Duration Fund of options and futures contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow:

(1)  Successful use of hedging and non-hedging transactions depends upon the Adviser's and/or Sub-Adviser's ability to correctly predict the direction of changes in the value of the applicable markets and securities. There can be no assurance that any particular hedging strategy will succeed.

(2)  In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

(3)  Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged instruments.

(4)  There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

(5)  As described above, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(6)  There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

(7)  Non-hedging transactions present greater profit potential but also involve increased risk relative to hedging transactions.

Warrants. PowerShares Active Low Duration Fund may purchase warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Trust has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, as of the date hereof, PowerShares Active Low Duration Fund is not subject to the registration and regulatory requirements of the CEA, and there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Funds' Prospectus and this SAI.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Swap Agreements. PowerShares Active Low Duration Fund may enter into swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements usually are on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund contractually is obligated to make. Swap agreements are subject to the risk that the Counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. The Fund may lose money in a total return swap if the Counterparty fails to meet its obligations.

In the event the Fund uses swap agreements, it will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked-to-market on a daily basis.

Credit Default Swaps. PowerShares Active Low Duration Fund may enter into credit default swaps ("CDS"). A CDS is an agreement between two parties pursuant to which one party agrees to make one or more payments to the other, while the other party assumes the risk of default on a referenced debt obligation. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps"). Unfunded and funded credit default swaps may be on a single security or packaged as a basket of CDS. The Fund may buy a CDS ("buy credit protection") in which it pays a fixed payment over the life of the swap in exchange for a Counterparty taking on the risk of default of a referenced debt obligation ("Reference Entity"). An investment in a CDS may cause the portfolio performance to be more or less volatile.

CDS agreements typically are individually negotiated and structured. CDS agreements may be entered into for investment or hedging purposes. The Fund may enter into CDS to create direct or synthetic long or short exposure to debt securities.

As a buyer of a CDS, the Fund would pay a fixed spread over the life of the agreement to the seller of the CDS. If an event of default occurs, the fixed payment stream would cease, the Fund would deliver defaulted bonds to the seller and the seller would pay the full notional value, or the "par value," of the reference obligation to the Fund. The Fund may already own the reference bonds or may purchase a deliverable bond in the market. Alternatively, the two Counterparties may agree to cash settlement. If no event of default occurs, the Fund pays the fixed stream of cash flows to the seller, and no other exchange occurs.

Risks of CDS include the risk that a Counterparty may default on amounts owed to the Fund, basis risk (risk that the price of a derivative used to hedge or reflect an underlying bond behaves differently than the price of that bond), liquidity risk and market risk.

Credit derivatives may create covered or uncovered exposure to the Fund. The Fund generally will employ a strategy of setting aside liquid assets to cover any potential obligation. This strategy would be employed to avoid multiplying the Fund's economic exposure and would limit risks of leveraging. For example, the Fund may sell protection on a Reference Entity bearing the risk of delivering par to the Counterparty. The Fund would set aside liquid assets, marked-to-market daily, to cover this potential obligation.

CDS agreements generally are governed by a single master agreement for each Counterparty, and the agreements allow for netting of Counterparties' obligations on specific transactions. The Fund's obligation or rights will be the net amount owed to or by the Counterparty. The Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and the Fund will maintain cash or liquid assets in an amount equal to amounts owed to a swap Counterparty, less the value of any collateral posted. The Fund will not enter into a transaction with any single Counterparty if the net amount owed or to be received under existing transactions under swap agreements with that Counterparty would exceed 5% of the Fund's net assets determined on the date the CDS is entered into.

In addition, the Fund may enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price ("premium"). The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

Yankee Bonds. PowerShares Active Low Duration Fund and PowerShares Active Mega Cap Fund may invest in Yankee Bonds. Yankee Bonds are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Yankee Bonds are fixed-income securities. A Fund may consider Yankee Bonds to be domestic securities for purposes of their investment policies.

Yankee Bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, to a limited extent, Yankee Bonds also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

PORTFOLIO TURNOVER

Each Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions.

For the fiscal year ended October 31, 2011, the portfolio turnover rate for PowerShares Active Mega Cap Fund varied significantly from the Fund's portfolio turnover rate for the fiscal year ended October 31, 2010 because the Fund traded a larger portion of its portfolio through the in-kind process in 2010. In-kind transactions are not taken into account in the turnover calculation, causing the 2010 turnover calculation to be lower.

For the fiscal year ended October 31, 2011, the portfolio turnover rate for PowerShares Active Low Duration Fund varied significantly from the Fund's portfolio turnover rate for the fiscal year ended October 31, 2010 because significant decline in yields over the course of 2011 required the portfolio to be repositioned for what will be a low rate environment for an extended period of time.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

The Trust's Form N-Q and Form N-CSR are available on the SEC's website at http://www.sec.gov. The Trust's Form N-Q and Form N-CSR also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Trust's Form N-Qs and Form N-CSRs will be available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Actively Managed Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy. The Funds' portfolio holdings are disseminated publicly each day that the Funds are open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, for in-kind creations, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual Cash Components, is disseminated publicly each day prior to the opening of NYSE Arca via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of each Fund. The Trust, the Adviser, the Sub-Adviser and the Bank of New York Mellon ("BNYM") will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds' portfolio holdings may be permitted at other times to personnel of third-party service providers, including the Funds' custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers' agreements with the Trust on behalf of the Funds.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of each Fund and to provide oversight of the management of each Fund. The Trust currently has seven Trustees. Five Trustees are "non-interested" and have no affiliation or business connection with the Adviser or Sub-Adviser or any of their affiliated persons and do not own any stock or other securities issued by the Adviser or Sub-Adviser (the "Independent Trustees"). The other Trustees (the "Interested Trustees") are affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The "Fund Complex" includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the "Fund Family" consists of the Trust and three other exchange-traded fund trusts advised by the Adviser.

Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Ronn R. Bagge (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	120	None

Todd J. Barre (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	120	None

Marc M. Kole (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	120	None

Philip M. Nussbaum (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chairman, Performance Trust Capital Partners (2004-Present)	120	None

Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Donald H. Wilson (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Trustee Since 2008; Chairman Since 2012	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	120	None

*  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Interested Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustees and the other directorships, if any, held by the Interested Trustees, are shown below.

Name, Address and Age of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
H. Bruce Bond (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002).	120	None

Kevin M. Carome (54) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	120	None

*  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (37) Invesco Management Group, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007).

Benjamin Fulton (50) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Executive Vice President—Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001).

Peter Hubbard (30) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (54) Invesco Canada Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Christopher Joe (42) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.

Steven M. Hill (47) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2011	Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Global ETF Operations, Invesco PowerShares Capital Management LLC; formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Anna Paglia (37) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

*  This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2011 is shown below.

Name of Trustee	Dollar Range of Equity Securities in PowerShares Active Low Duration Fund	Dollar Range of Equity Securities in PowerShares Active Mega Cap Fund	Dollar Range of Equity Securities in PowerShares Active U.S. Real Estate Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family
Ronn R. Bagge	None	None	Over $100,000	Over $100,000
Todd J. Barre	None	None	None	Over $100,000
Marc M. Kole	None	None	None	Over $100,000
Philip M. Nussbaum	None	None	None	Over $100,000
Donald H. Wilson	None	None	None	Over $100,000
H. Bruce Bond	None	None	None	Over $100,000
Kevin M. Carome	None	None	None	None

As of December 31, 2011, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for each Fund under the investment advisory agreement (the "Investment Advisory Agreement"). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the Trust's fiscal year ended October 31, 2011, the Board held six meetings.

The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Bagge, Barre, Kole (Chair), Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls over financial reporting. During the Trust's fiscal year ended October 31, 2011, the Audit Committee held four meetings.

Messrs. Bagge (Chair), Barre, Kole, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption "Shareholder Communications." During the Trust's fiscal year ended October 31, 2011, the Nominating and Governance Committee held four meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the "Independent Chair"). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. The Chairs of the Audit Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of

Funds overseen by the Trustees, the size of the Board and the nature of the Funds' business, as the Interested Trustees and officers of the Trust provide the Board with insight as to the daily management of the Funds while the Independent Chair promotes independent oversight of the Funds by the Board.

Risk Oversight. Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust's other service providers in connection with the management and operations of a Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust's independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding a Fund's investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund's investment objective, policies and restrictions, and reviews any areas of non-compliance with a Fund's investment policies and restrictions. The Audit Committee monitors the Trust's accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust's Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates' expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee's experience, qualifications and attributes and the Trustees' combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He has served as Assistant Professor of Business at Trinity Christian College since 2010. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Bond has served as a trustee with the Fund Family since 2003. He founded, and is currently the Chairman of, the Adviser in 2002. Before founding the Adviser, Mr. Bond served as Manager at Nuveen Investments from 1998 to 2002. Prior to his employment at Nuveen Investments, he was Vice President and Regional Sales Manager at First Trust Portfolios L.P., formerly Nike Securities LP. He began his experience in the financial industry as an assistant to the Vice President of Sales at Griffin, Kubik, Stephens and Thompson. The Board considered Mr. Bond's experience with ETFs and the fact that he was the founder of PowerShares.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome's senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He has been the Chief Financial Officer of Hope Network since 2008. Previously, he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005 and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004. The Board of the Trust has determined that Mr. Kole is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board of the Trust has determined that Mr. Nussbaum is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair since 2012. He also served as lead Independent Trustee in 2011. Mr. Wilson has served as the Chairman and Chief Executive Officer of Stone Pillar Advisers, Ltd. since 2010. Previously, he was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees' principal occupations during the past five years or more are shown in the above tables.

For his services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $195,000 (the "Retainer"). The Retainer is allocated half pro rata among all of the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Effective January 1, 2012, Mr. Wilson receives an additional $70,000 per year for his service as Independent Chair, allocated in the same manner as the Retainer. For the year ended December 31, 2011, Mr. Wilson received an additional $40,000 per year for his service as the lead Independent Trustee. Effective May 1, 2011, the chair of the Audit Committee receives an additional fee of $25,000 per year and the chair of the Nominating and Governance Committee receives an additional fee of $15,000 per year, all allocated in the same manner as the Retainer. Prior to May 1, 2011, each Committee Chair received an additional $10,000 per year, allocated in the same manner as the Retainer. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust has a deferred compensation plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all or a portion of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return on one to five of the funds of PowerShares Exchange-Traded Fund Trust or the PowerShares Exchange-Traded Fund Trust II that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees are not eligible for any pension or profit sharing plan.

The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2011.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Ronn R. Bagge	$4,853	N/A	$207,500
Todd J. Barre	$4,565	N/A	$195,000
Marc M. Kole	$4,962	N/A	$212,500
Philip M. Nussbaum	$4,565	N/A	$195,000
Donald H. Wilson	$5,316	N/A	$228,333
H. Bruce Bond	N/A	N/A	N/A
Kevin M. Carome	N/A	N/A	N/A

(1)  The amounts shown in this column represent the aggregate compensation paid by all funds of the trusts in the Fund Family for the fiscal year ended October 31, 2011 before deferral by the Trustees under the DC Plan. The amounts shown for Messrs. Bagge and Nussbaum include $20,750 and $195,000, respectively, of deferred compensation pursuant to the DC Plan.

As of January 31, 2012, the Trustees and Officers of the Trust, as a group, owned less than 1% of each Fund's outstanding Shares.

Principal Holders and Control Persons. The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund's outstanding Shares as of January 31, 2012:

POWERSHARES ACTIVE LOW DURATION FUND

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	9.63%
J.P. Morgan Clearing Corp 1 MetroTech Center North Brooklyn New York, NY 11201	10.73%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	9.20%
RBC Capital Markets, LLC 165 Broadway New York, NY 10006	5.89%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	12.80%
LPL Financial Corporation One Beacon Street Boston, MA 02108	6.50%

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	16.75%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.47%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	6.07%

POWERSHARES ACTIVE MEGA CAP FUND

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	51.47%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	8.42%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.40%

POWERSHARES ACTIVE U.S. REAL ESTATE FUND

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.07%
Bank of New York Mellon, The, The - Mid Cap SPDRs (The) One Wall Street New York, NY 10286	7.49%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.58%
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.02%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	25.79%

Shareholder Communications. Shareholders may send communications to the Trust's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and oversees the Sub-Adviser and delegates to the Sub-Adviser the duties of the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Sub-Adviser. The Sub-Adviser manages the investment and reinvestment of each Fund's assets on an ongoing basis under the supervision of the Adviser.

Portfolio Managers. The Sub-Adviser's portfolio managers develop investment models which are used in connection with the management of the Funds. The information below reflects the other funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

As of October 31, 2011, Mark Blackburn managed 9 registered investment companies with a total of approximately $5.13 billion in assets, 8 other pooled investment vehicles with approximately $1.32 billion in assets and 47 other accounts with approximately $13.05 billion in assets. One of the other accounts, with assets of approximately $67.9 million, managed by Mr. Blackburn has an advisory fee which is based on the performance of the account.

As of October 31, 2011, D. Scott Case managed 1 registered investment company with a total of approximately $139 million in assets, 2 other pooled investment vehicles with approximately $323.6 million in assets and 9 other accounts with approximately $228.7 million in assets. One of the other accounts, with assets of approximately $862.7 thousand, managed by Mr. Case has an advisory fee which is based on the performance of the account.

As of October 31, 2011, Mike Abata managed 3 registered investment companies with a total of approximately $60.2 million in assets, 9 other pooled investment vehicles with approximately $784.8 million in assets and 46 other accounts with approximately $5.34 billion in assets. Six of the other accounts, with assets of approximately $1.38 billion, managed by Mr. Abata have advisory fees which are based on the performance of the accounts.

As of October 31, 2011, Paul S. Curbo managed 9 registered investment companies with a total of approximately $5.13 billion in assets, 8 other pooled investment vehicles with approximately $1.32 billion in assets and 47 other accounts with approximately $13.05 billion in assets. One of the other accounts, with assets of approximately $67.9 million, managed by Mr. Curbo has an advisory fee which is based on the performance of the account.

As of October 31, 2011, Anthony J. Munchak managed 3 registered investment companies with a total of approximately $60.2 million in assets, 9 other pooled investment vehicles with approximately $784.8 million in assets and 46 other accounts with approximately $5.34 billion in assets. Six of the other accounts, with assets of approximately $1.38 billion, managed by Mr. Munchak have advisory fees which are based on the performance of the accounts.

As of October 31, 2011, Glen E. Murphy managed 3 registered investment companies with a total of approximately $60.2 million in assets, 9 other pooled investment vehicles with approximately $784.8 million in assets and 46 other accounts with approximately $5.34 billion in assets. Six of the other accounts, with assets of approximately $1.38 billion, managed by Mr. Murphy have advisory fees which are based on the performance of the accounts.

As of October 31, 2011, Francis M. Orlando managed 3 registered investment companies with a total of approximately $60.2 million in assets, 9 other pooled investment vehicles with approximately $784.8 million in assets and 46 other accounts with approximately $5.34 billion in assets. Six of the other accounts, with assets of approximately $1.38 billion, managed by Mr. Orlando have advisory fees which are based on the performance of the accounts.

As of October 31, 2011, Joe V. Rodriguez, Jr., managed 9 registered investment companies with a total of approximately $5.13 billion in assets, 8 other pooled investment vehicles with approximately $1.32 billion in assets and 47 other accounts with approximately $13.05 billion in assets. One of the other accounts, with assets of approximately $67.9 million, managed by Mr. Rodriguez has an advisory fee which is based on the performance of the account.

As of October 31, 2011, Brian M. Schneider managed 3 registered investment companies with a total of approximately $2.6 billion in assets, 2 other pooled investment vehicles with approximately $395.3 million in assets and 8 other accounts with approximately $217.6 million in assets.

As of October 31, 2011, Andrew Waisburd managed 3 registered investment companies with a total of approximately $60.2 million in assets, 9 other pooled investment vehicles with approximately $784.8 million in assets and 46 other accounts with approximately $5.34 billion in assets. Six of the other accounts, with assets of approximately $1.38 billion, managed by Mr. Waisburd have advisory fees which are based on the performance of the accounts.

As of October 31, 2011, Ping-Ying Wang managed 8 registered investment companies with a total of approximately $4.84 billion in assets, 8 other pooled investment vehicles with approximately $1.3 billion in assets and 47 other accounts with approximately $13.05 billion in assets. One of the other accounts, with assets of approximately $67.9 million, managed by Ms. Wang has an advisory fee which is based on the performance of the account.

Description of Compensation Structure—Sub-Adviser. The Sub-Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. The Sub-Adviser's portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. The Sub-Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:

The Sub-Adviser's portfolio managers are paid a base salary. In setting the base salary, the Sub-Adviser's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

For PowerShares Active Low Duration Fund, PowerShares Active Mega Cap Fund and PowerShares Active U.S. Real Estate Fund, the portfolio managers are eligible, along with other senior employees of the Sub-Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco's investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance Time Period (1)
Invesco (2)	One-, Three- and Five-year performance against Fund peer group.

(1)  Rolling time periods based on calendar year end.

(2)  Portfolio managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the portfolio manager at the time the award is granted.

High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Ltd. Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

As of October 31, 2011, Messrs. Abata, Blackburn, Case, Curbo, Munchak, Murphy, Orlando, Rodriguez, Waisburd and Ms. Wang did not own any securities of the Funds.

As of October 31, 2011, the dollar range of securities beneficially owned by Mr. Schneider was $10,001 to $50,000. The portfolio holdings of Mr. Schneider as of October 31, 2011, in the Fund in which he owns Shares are shown below.

Brian Schneider	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Active Low Duration Fund		X

Because the portfolio managers of the Adviser and/or Sub-Adviser may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another, resulting in conflicts of interest. For instance, the Adviser or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over a Fund. In addition, a conflict of interest could exist to the extent that the Adviser or Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser or the Sub-Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser or Sub-Adviser manages accounts that engage in short sales of securities of the type in which a Fund invests, the Adviser or the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and Sub-Adviser have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Adviser and the Trust, each Fund pays the Adviser an advisory fee. The Adviser is responsible for all expenses of each Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. For the Adviser's services to each Fund, the Fund has agreed to pay an annual unitary management fee equal to a percentage of its average daily net assets set forth in the chart below (the "Advisory Fee").

Fund	Fee
PowerShares Active Low Duration Fund	0.29%
PowerShares Active Mega Cap Fund	0.75%
PowerShares Active U.S. Real Estate Portfolio	0.80%

The Advisory Fees paid by each Fund to the Adviser for the Funds' fiscal years ended October 31, 2009, 2010 and 2011, or, if the Fund had not been in existence for a full fiscal year, since the commencement of investment operations of that Fund, are set forth in the chart below.

Fund	Advisory Fee Paid for the Fiscal Year Ended October, 31 2011	Advisory Fees Paid for the Fiscal Year Ended October 31, 2010	Advisory Fees Paid for the Fiscal Year Ended October 31, 2009	Date of Commencement of Investment Operations
PowerShares Active Low Duration Fund	$29,582	$22,863	$15,907	04/8/2008
PowerShares Active Mega Cap Fund	$35,363	$25,445	$14,521	04/8/2008
PowerShares Active U.S. Real Estate Fund	$163,862	$93,223	$25,299	11/19/2008

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Funds and manages the investment of the Funds' assets.

The Investment Advisory Agreement continues in effect (following the initial term of the Investment Advisory Agreement) only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Fund.

Sub-Advisory Agreements. The Adviser has entered into sub-advisory agreements with certain affiliates to serve as sub-advisers to the Funds (the "Sub-Advisory Agreements") pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice and/or order execution services to the Funds. These affiliated sub-advisers, each of which is a registered investment adviser under the Advisers Act, are:

•  Invesco Advisers, Inc. (previously defined as "Invesco");

•  Invesco Asset Management Deutschland GmbH ("Invesco Deutschland");

•  Invesco Asset Management Limited ("Invesco Asset Management")

•  Invesco Asset Management (Japan) Limited ("Invesco Japan");

•  Invesco Australia Limited ("Invesco Australia");

•  Invesco Hong Kong Limited ("Invesco Hong Kong");

•  Invesco Senior Secured Management, Inc. ("Invesco Senior Secured"); and

•  Invesco Canada Ltd. ("Invesco Canada").

The Adviser and each affiliated sub-adviser listed above are indirect, wholly owned subsidiaries of Invesco Ltd. Under the Sub-Advisory Agreements, each sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Sub-Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of a sub-adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Sub-Advisory Agreements continue in effect (following their initial term) only if approved annually by the Board, including a majority of the Independent Trustees.

The Sub-Advisory Agreements each terminate automatically upon assignment or termination of the Advisory Agreement and are terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days written notice to the relevant Sub-Adviser, by the Adviser on 60 days written notice to the relevant Sub-Adviser or by the Sub-Adviser on 60 days written notice to the Trust.

Invesco currently serves as the Fund's Sub-Adviser. Pursuant to its Sub-Advisory Agreement, for its services, the Adviser pays the Sub-Adviser annual fees from the Advisory Fee, payable monthly in arrears, in amounts equal to 0.116% of the Fund's average daily net assets for PowerShares Active Low Duration Fund and 0.30% of the Fund's average daily net assets for PowerShares Active Mega Cap Fund. The Adviser pays the Sub-Adviser a fee which will be computed daily and paid as of the last day of each month equal to 40% of the Adviser's monthly compensation with respect to the assets of a Fund for which the Sub-Adviser provides sub-advisory services. On an annual basis, the Sub-Advisory fee is equal to 40% of the Adviser's compensation of the sub-advised assets per year.

Invesco is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Invesco Deutschland is located at An der Welle 5, 1st Floor, Frankfurt, Germany 60322.

Invesco Asset Management is located at 30 Finsbury Square, London, EC2A, 1AG, United Kingdom.

Invesco Japan is located at 14th Floor, Roppongi Hills Mori Tower 6-10-1 Roppongi, Minato-ku, Tokyo 105-6025, Japan.

Invesco Australia is located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia.

Invesco Hong Kong is located at 41st Floor, Citibank Tower, 3 Garden Road, Central, Hong Kong.

Invesco Senior Secured is located at 1166 Avenue of the Americas, New York, New York 10036.

Invesco Canada is located at 5140 Yonge Street, Suite 800, Toronto, Ontario, Canada M2N 6X7.

Administrator. BNYM serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286. BNYM serves as administrator for the Funds pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, BNYM is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM generally will assist in all aspects of the Trust's and the Funds' operations, including supply and maintain office facilities (which may be in BNYM's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Trust's Agreement and Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liability, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

Pursuant to the Administrative Services Agreement, BNYM receives fees for providing fund accounting and administration services. The Administrative Services Agreement provides that the highest fee payable to BNYM, calculated on a per fund basis, is equal to (1) an annual fee of 0.05% of a fund's average daily net assets or (2) a minimum annual fee of up to $115,000. Effective June 1, 2009, a fee reduction of approximately $1.2 million per year over a five-year period will be applied to all domestic Invesco accounts, including the Trust and the other trusts in the Fund Family that BNYM services. The fees are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Custodian, Transfer Agent and Fund Accounting Agent. BNYM (the "Custodian" or "Transfer Agent"), located at 101 Barclay Street New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the "Custodian Agreement"). As custodian, BNYM holds the Funds' assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent for the Funds pursuant to a transfer agency agreement (the "Transfer Agency Agreement"). Further, BNYM serves as Fund accounting agent pursuant to a fund accounting agreement (the "Fund Accounting Agreement"). As compensation for the foregoing services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid annually by the Adviser from the Advisory Fee.

Distributor. Invesco Distributors, Inc. (previously defined as the "Distributor") is the distributor of the Funds' Shares. The Distributor's principal address is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes the Funds' Shares. Each Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Unit Aggregations."

Aggregations. The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver the Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor also may enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository for Fund Shares" below).

BROKERAGE TRANSACTIONS

The policies of the Adviser and Invesco regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser's and Invesco's policies are to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser or Invesco, as applicable, relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Adviser or the Sub-Adviser, as applicable, effects transactions with those brokers and dealers that the Adviser or Invesco believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and Sub-Adviser and their affiliates currently do not participate in soft dollar transactions.

The Adviser or the Sub-Adviser, as applicable, assumes the general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser or the Sub-Adviser are considered at or about the same time, the Adviser or the Sub-Adviser, as applicable, allocates transactions in such securities among the Funds, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

The aggregate brokerage commissions paid by each Fund during the fiscal years ended October 31, 2009, 2010 and 2011, or, if the Fund had not been in existence for a full fiscal year, since the commencement of investment operations of that Fund, are set forth in the chart below.

Fund	Brokerage Commissions Paid for the Fiscal Year Ended October, 31 2011	Brokerage Commissions Paid for the Fiscal Year Ended October 31, 2010	Brokerage Commissions Paid for the Fiscal Year Ended October 31, 2009	Date of Commencement of Investment Operations
PowerShares Active Low Duration Fund	$397	$338	$144	04/8/2008
PowerShares Active Mega Cap Fund	$2,135	$1,270	$1,533	04/8/2008
PowerShares Active U.S. Real Estate Fund	$4,895	$1,638	$1,809	11/19/2008

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on November 6, 2007 pursuant to a Declaration of Trust.

The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of three Funds. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of the Funds vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, the shares of that Fund will vote separately on such matter.

The Trustees may, except in limited circumstances, amend or supplement the Trust's Agreement and Declaration of Trust without shareholder vote. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to a Fund, and ownership of Shares may be disclosed by the Fund if so required by law or regulation.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 33% of the outstanding Shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose by written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE") and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities each Fund holds to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix B to this SAI. The Board periodically reviews each Fund's proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also is available at no charge upon request by calling 800-983-0903 or by writing to PowerShares Actively Managed Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois 60187. The Trust's Form N-PX also will be available on the SEC's website at www.sec.gov.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser, the Sub-Adviser, the Distributor and the principal underwriter (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser, the Sub-Advisers and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that a Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund (except PowerShares Active Low Duration Fund) principally consists of the in-kind deposit of the Deposit Securities per each Creation Unit Aggregation constituting a substantial replication, or a representation, of the securities included in the relevant Fund's universe as selected by the Adviser and/or Sub-Adviser ("Fund Securities") and the Cash Component computed as described below, plus a fixed transaction fee as discussed below. The consideration for purchase of Creation Unit Aggregations of PowerShares Active Low Duration Fund will be a larger Cash Component and an in-kind component consisting of Deposit Securities included in the Fund's universe, plus fixed and variable transaction fees as discussed below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the "Deposit Amount"—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC, will make available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, to effect creations of Creation Unit Aggregations of the Funds until such time as the next announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a "cash in lieu" amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), if any, or which might not be eligible for trading by an AP (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), if any, will be at the expense of a Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser or Sub-Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Funds.

Creations and redemptions of Shares for Fund Securities are subject to compliance with applicable federal and state securities laws, and the Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Aggregations for cash to the extent that an investor could not lawfully purchase or a Fund could not lawfully deliver specific Fund Securities under such laws. An AP (defined below) or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. An AP (as defined below) that is not a qualified institutional buyer ("QIB") as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the "Book Entry Only System" section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "AP." Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor must receive all orders to create Creation Unit Aggregations no later than the closing time of the regular trading session on the NYSE, ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the Distributor must receive the order no later than 3:00 p.m., Eastern time, on the trade date. With respect to in-kind creations, a custom order may be placed by an AP when cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. With respect to PowerShares Active Low Duration Fund, on days when NYSE Arca or the bond markets close earlier than normal, the Fund may require orders to create Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday), in-kind creation orders requesting a "cash-in-lieu" amount must be received by the Distributor no later than 11:00 a.m., Eastern time. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP, in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an AP that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Orders to create Creation Units of the Funds may be placed through the Clearing Process (see "—Placement of Creation Orders Using Clearing Process") or outside the Clearing Process (see "—Placement of Creation Orders Outside Clearing Process").

Placement of Creation Orders Using Clearing Process. For all Funds except PowerShares Active Low Duration Fund, for which Fund Deposits are made outside of the Clearing Process, as described below, the Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. With regard to PowerShares Active Low Duration Fund, Fund Deposits must be delivered through the Federal Reserve System (for cash and government securities) and through a DTC Participant (for corporate securities) that has a Participant Agreement approved by the Adviser and the Distributor. For all other Funds, Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and/or cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by 11:00 a.m., Eastern time, by the "regular way" settlement date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, by the "regular way" settlement date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, by the "regular way" settlement date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions made in connection with the creation or redemption of Creation Units. (See "Creation Transaction Fee" section below.)

In accordance with each Fund's Participant Agreement, Creation Unit Aggregations will be issued to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 11:00 a.m., Eastern time, on the contractual settlement date.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Transfer Agent, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit Aggregation and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Distributor, the Custodian, any sub-custodian and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BNYM regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee may be imposed for (i) creations effected outside the Clearing Process, if any; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities) (it is anticipated that all creations for PowerShares Active Low Duration Fund will take place outside of the Clearing Process).

Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The standard creation transaction fee and the maximum creation transaction fee, payable to BNYM, for each Fund are $500 and $2,000, respectively.

Redemption of Fund Shares in Creation Unit Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Custodian and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit Aggregation.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are permitted or required for a Fund, as is the case for PowerShares Active Low Duration Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as noted below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws, and the Funds reserve the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act, to a redeeming investor that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional charge of up to four times the fixed transaction fee for cash redemptions (when cash redemptions are available or specified, as is the case for PowerShares Active Low Duration Fund) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for a Fund are the same as the creation transaction fees set forth above.

Placement of Redemption Orders Using Clearing Process. For all Funds except PowerShares Active Low Duration Fund, for which orders to redeem Creation Unit Aggregations are made outside of the Clearing Process, as described below, orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. With respect to PowerShares Active Low Duration Fund, orders to redeem Creation Unit Aggregations must be delivered through an AP with the ability to transact through the Federal Reserve System that has executed a Participant Agreement. With regard to all other Funds, orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC and the Cash Redemption Amount, if any owed, to the Custodian no later than 11:00 a.m., Eastern time on the contractual settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. With respect to PowerShares Active Low Duration Fund, on days when the Exchange or the bond market closes earlier than normal, certain Funds may require orders to redeem Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier then normal (such as the day before a holiday), orders requesting substitution of a "cash-in-lieu" amount must be received by the Distributor no later than 11:00 a.m., Eastern time. After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

In the event that the number of Shares is insufficient on the contractual settlement date, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP's delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP's agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered or received upon redemption will be made by the Custodian according to the procedures set forth under "Determination of NAV" computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant no later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant no later than the Closing Time on the Transmittal Date, but either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on the Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that the order is deemed received by the Trust, i.e., the Business Day on which Fund Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund also, in its sole discretion, upon request of a shareholder, may provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The chart below describes in further detail the placement of creation and redemption orders through the NSCC and outside the Clearing Process.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be Received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be Received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1)	11:00 a.m. (ET)
Shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
		*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET)
Shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
		*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.		Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

TAXES

Each Fund intends to qualify for and to elect treatment as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC and is unable to cure such failure, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its net capital gains for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section?351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Each Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, convertible securities, structured notes, swaps, options, futures contracts and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by each Fund. The Funds may need to borrow money or dispose of some of their investments earlier than anticipated in order to meet their distribution requirements.

Distributions from a Fund's net investment income, including any net short-term capital gains, if any, generally are taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profit, the excess will, for federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her Shares, and thereafter as gain from the sale of Shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Shares.

Long-term capital gains of non-corporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these tax years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distributions of ordinary income and capital gains also may be subject to state and local taxes.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States generally will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities generally will not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the U.S. or (ii) in the case of an individual shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S. generally will be subject to U.S. federal net income taxation at regular income tax rates. Furthermore, for taxable years beginning before January 1, 2012 (or later date if extended by the U.S. Congress), a Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend." An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short-term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year. Because PowerShares Active U.S. Real Estate Fund invests primarily in REITs nonresident shareholders that own either directly or indirectly, more than 5% of a class of PowerShares Active U.S. Real Estate Fund Shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax. Nonresident aliens also may be subject to U.S. estate tax.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the federal, state and local tax law, including statutes, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to each Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The Custodian calculates and determines the NAV per Share as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open, provided that U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV is calculated by deducting all of a Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price of the exchange where the security primarily is traded. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. When price quotes are not readily available, securities will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the securities' fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid annually for PowerShares Active Mega Cap Fund; monthly for PowerShares Active Low Duration Fund; and quarterly for PowerShares Active U.S. Real Estate Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602 and 1601 K Street, N.W., Washington, DC 20006, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Funds' financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust's Annual Report to shareholders for the fiscal year ended October 31, 2011 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust's Annual and Semi-Annual Reports at no charge by calling 800.983.0903 during normal business hours.

APPENDIX A

I.2 PROXY POLICIES AND PROCEDURES—RETAIL

Applicable to	Retail Accounts

Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Last Tested Date

Policy/Procedure Owner	Advisory Compliance

Policy Approver	Fund Board

Approved/Adopted Date	January 1, 2010

The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. ("Invesco").

A.  POLICY STATEMENT

Introduction

Our Belief

The Invesco Funds Boards of Trustees and Invesco's investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders' and other account holders' interests. Our voting decisions are intended to enhance each company's total shareholder value over Invesco's typical investment horizon.

Proxy voting is an integral part of Invesco's investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco's proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients' economic interests, or to favor a particular client or business relationship to the detriment of others.

B.  OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

The Invesco Retail Proxy Committee (the "Proxy Committee") consists of members representing Invesco's Investments, Legal and Compliance departments. Invesco's Proxy Voting Guidelines (the "Guidelines") are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco's portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco's investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams' ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company's Board of Directors.

Important principles underlying the Invesco Proxy Voting Guidelines

I.  Accountability

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board's accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•  Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco's investment thesis on a company.

•  Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.

•  Auditors and Audit Committee members. Invesco believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company's financial statements and reports.

•  Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•  Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

•  Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•  Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•  Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•  Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II.  Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account's investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•  Executive compensation. Invesco evaluates compensation plans for executives within the context of the company's performance under the executives' tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, Invesco supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.

•  Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan's estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to automatically replenish shares without shareholder approval.

•  Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•  Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III.  Capitalization

Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company's stated reasons for the request. Except where the request could adversely affect the fund's ownership stake or voting rights, Invesco generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco's investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.  Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V.  Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.  Shareholder Proposals on Corporate Governance

Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate-governance standards indicate that such additional protections are warranted.

VII.  Shareholder Proposals on Social Responsibility

The potential costs and economic benefits of shareholder proposals seeking to amend a company's practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco's typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.

VIII.  Routine Business Matters

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board's discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.

Summary

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco's decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company's stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.

Exceptions

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.

Share-lending programs

One reason that some portion of Invesco's position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower's name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company's proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund's full position.

"Share-blocking"

Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as "share-blocking." Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund's or other account's temporary inability to sell the security.

International constraints

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines

Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds' shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds' shareholders and other account holders, and will promptly inform the funds' Boards of Trustees of such vote and the circumstances surrounding it.

Resolving potential conflicts of interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco's products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.

Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco's marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco's Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco's voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

C.  RECORDKEEPING

Records are maintained in accordance with Invesco's Recordkeeping Policy.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)                                  Agreement and Declaration of Trust of the Registrant dated November 7, 2007.(1)

(b)                                 Amended and Restated By-Laws of the Registrant.(6)

(d)

(1)               Form of Investment Advisory Agreement between the Registrant and PowerShares Capital Management LLC.(6)

(2)               Amended and Restated Investment  Sub-Advisory Agreement between Sub-Advisers and Invesco PowerShares Capital Management LLC.(6)

(e)                                  Form of Amended and Restated Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.(6)

(g)

(1)                                  Form of Custody Agreement.(1)

(h)

(1)                                  Form of Fund Administration and Accounting Agreement.(1)

(2)                                  Form of Participant Agreement between Invesco Aim Distributors, Inc., The Bank of New York and the Participant.(4)

(3)                                  Form of Fund Transfer Agency Agreement. (1)

(i)

(1)                                  Opinion and Consent of Clifford Chance US LLP with respect to PowerShares Active AlphaQ Fund, PowerShares Active Alpha Multi-Cap Fund, PowerShares Active Mega Cap Fund and PowerShares Active Low Duration Fund.(1)

(2)                                  Opinion and Consent of Clifford Chance US LLP with respect to PowerShares Active U.S. Real Estate Fund.(2)

(3)                                  Opinion and Consent of counsel with respect to PowerShares Commodity Rotation Portfolio.*

(4)                                  Opinion and Consent of counsel with respect to PowerShares Equity Allocation Portfolio.*

(5)                                  Consent of counsel (with respect to PowerShares Active Mega Cap Fund, PowerShares Active Low Duration Fund and PowerShares Active U.S. Real Estate Fund).(6)

(j)

(1)           Consent of Independent Registered Public Accounting Firm with respect to PowerShares Commodity Rotation Portfolio.*

(2)           Consent of Independent Registered Public Accounting Firm with respect to PowerShares Equity Allocation Portfolio.*

(3)           Consent of Independent Registered Public Accounting Firm.(6)

(p)

(1)           Code of Ethics of the Registrant.(4)

2

(2)                                  Code of Ethics of Invesco Distributors, Inc.(1)

(3)                                  Code of Ethics of Invesco PowerShares Capital Management LLC.(3)

(4)                                  Code of Ethics of Invesco Advisers, Inc.(3)

(q)

(1)                                  Powers of Attorney.(5)

*	To be filed by amendment.

(1)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed on March 24, 2008.

(2)	Incorporated by reference to Post-Effective Amendment No. 4 to the Trust’s Registration Statement on Form N-1A, filed on October 31, 2008.

(3)	Incorporated by reference to Post-Effective Amendment No. 25 to the Trust’s Registration Statement on Form N-1A, filed on February 28, 2011.

(4)	Incorporated by reference to Post-Effective Amendment No. 239 to the PowerShares Exchange-Traded Fund Trust II’s Registration Statement on Form N-1A, filed on August 12, 2011.

(5)	Incorporated by reference to Post-Effective Amendment No. 27 to the Trust’s Registration Statement on Form N-1A, filed on January 13, 2012.

(6)	Filed herewith.

Item 29. Persons Controlled by or Under Common Control with the Fund.

None.

Item 30. Indemnification.

Reference is made to Article IX of the Registrant’s Declaration of Trust:

The Registrant (also, the “Trust”) is organized as a Delaware business trust and is operated pursuant to a Declaration of Trust, dated November 7, 2007 (the “Declaration of Trust”), that subject to the exceptions and limitations contained in Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5. To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to

3

believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a reorganization or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Amendments and Modifications. Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-laws.

Item 31. Business and Other Connections of the Investment Adviser.

Reference is made to the caption “Management of the Funds” in the Prospectus constituting Part A which is included in this Registration Statement and “Management” in the Statement of Additional Information constituting Part B which is included in this Registration Statement.

The information as to the trustees and executive officers of Invesco PowerShares Capital Management LLC is set forth in Invesco PowerShares Capital Management LLC’s Form ADV, as filed with the Securities and Exchange Commission and amended through the date hereof, is incorporated herein by reference.

The information as to the trustees and executive officers of Invesco Advisers, Inc. is set forth in Invesco Advisers, Inc.’s Form ADV, as filed with the Securities and Exchange Commission and amended through the date hereof, is incorporated herein by reference.

Item 32. Principal Underwriters.

The sole principal underwriter for the Fund is Invesco Distributors, Inc., which acts as distributor for the Registrant and the following other funds:

AIM COUNSELOR SERIES TRUST (Invesco Counselor Series Trust)

Invesco Core Plus Bond Fund

Invesco Floating Rate Fund

Invesco Real Estate Income Fund

Invesco Structured Core Fund

Invesco California Tax-Free Income Fund

Invesco Equally-Weighted S&P 500 Fund

Invesco S&P 500 Index Fund

Invesco Van Kampen American Franchise Fund

Invesco Van Kampen Equity and Income Fund

Invesco Van Kampen Growth and Income Fund

Invesco Van Kampen Pennsylvania Tax Free Income Fund

4

Invesco Van Kampen Small Cap Growth Fund

AIM EQUITY FUNDS (Invesco Equity Funds)

Invesco Capital Development Fund

Invesco Charter Fund

Invesco Constellation Fund

Invesco Disciplined Equity Fund

Invesco Diversified Dividend Fund

Invesco Summit Fund

AIM FUNDS GROUP (Invesco Funds Group)

Invesco European Small Company Fund

Invesco Global Core Equity Fund

Invesco International Small Company Fund

Invesco Small Cap Equity Fund

AIM GROWTH SERIES (Invesco Growth Series)

Invesco Conservative Allocation Fund

Invesco Global Equity Fund

Invesco Growth Allocation Fund

Invesco Income Allocation Fund

Invesco Balanced-Risk Retirement Now Fund

Invesco Balanced-Risk Retirement 2020 Fund

Invesco Balanced-Risk Retirement 2030 Fund

Invesco Balanced-Risk Retirement 2040 Fund

Invesco Balanced-Risk Retirement 2050 Fund

Invesco International Allocation Fund

Invesco Mid Cap Core Equity Fund

Invesco Moderate Allocation Fund

Invesco Moderate Growth Allocation Fund

Invesco Small Cap Growth Fund

Invesco Convertible Securities Fund

Invesco Van Kampen Leaders Fund

Invesco Van Kampen U.S. Mortgage Fund

AIM INTERNATIONAL MUTUAL FUNDS (Invesco International Mutual Funds)

Invesco Asia Pacific Growth Fund

Invesco European Growth Fund

Invesco Global Small & Mid Cap Growth Fund

Invesco Global Growth Fund

Invesco International Core Equity Fund

Invesco International Growth Fund

AIM INVESTMENT FUNDS (Invesco Investment Funds)

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund

Invesco China Fund

Invesco Developing Markets Fund

Invesco Emerging Market Local Currency Debt Fund

Invesco Global Health Care Fund

Invesco International Total Return Fund

Invesco Endeavor Fund

Invesco Small Companies Fund

Invesco Pacific Growth Fund

5

AIM INVESTMENT SECURITIES FUNDS (Invesco Investment Securities Funds)

Invesco Dynamics Fund

Invesco Global Real Estate Fund

Invesco High Yield Fund

Invesco Limited Maturity Treasury Fund

Invesco Money Market Fund

Invesco Municipal Bond Fund

Invesco Real Estate Fund

Invesco Short Term Bond Fund

Invesco U.S. Government Fund

Invesco High Yield Securities Fund

Invesco Van Kampen Corporate Bond Fund

AIM SECTOR FUNDS (Invesco Sector Funds)

Invesco Energy Fund

Invesco Gold & Precious Metals Fund

Invesco Leisure Fund

Invesco Technology Fund

Invesco Utilities Fund

Invesco Technology Sector Fund

Invesco U.S. Mid Cap Value Fund

Invesco Van Kampen American Value Fund

Invesco Van Kampen Comstock Fund

Invesco Van Kampen Mid Cap Growth Fund

Invesco Van Kampen Small Cap Value Fund

Van Kampen Value Opportunities Fund

AIM TAX-EXEMPT FUNDS (Invesco Tax-Exempt Funds)

Invesco High Income Municipal Fund

Invesco Tax-Exempt Cash Fund

Invesco Tax-Free Intermediate Fund

Invesco Van Kampen High Yield Municipal Fund

Invesco Van Kampen Intermediate Term Municipal Income Fund

Invesco Van Kampen Municipal Income Fund

Invesco Van Kampen New York Tax Free Income Fund

AIM TREASURER’S SERIES TRUST (Invesco Treasurer’s Series Trust)

Premier Portfolio

Premier Tax-Exempt Portfolio

Premier U.S. Government Money Portfolio

AIM VARIABLE INSURANCE FUNDS (Invesco Variable Insurance Funds)

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Basic Value Fund

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Capital Development Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Diversified Income Fund

Invesco V.I. Global Health Care Fund

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Securities Fund

Invesco V.I. High Yield Fund

Invesco V.I. International Growth Fund

Invesco V.I. Leisure Fund

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Money Market Fund

Invesco V.I. Small Cap Equity Fund

6

Invesco V.I. Technology Fund

Invesco V.I. Utilities Fund

Invesco V.I. Dividend Growth Fund

Invesco V.I. Global Dividend Growth Fund

Invesco V.I. High Yield Securities Fund

Invesco V.I. S&P 500 Index Fund

Invesco Van Kampen V.I. Capital Growth Fund

Invesco Van Kampen V.I. Comstock Fund

Invesco Van Kampen V.I. Equity and Income Fund

Invesco Van Kampen V.I. Global Value Equity Fund

Invesco Van Kampen V.I. Growth and Income Fund

Invesco Van Kampen V.I. Mid Cap Growth Fund

Invesco Van Kampen V.I. Mid Cap Value Fund

Invesco Van Kampen Senior Loan Fund

SHORT-TERM INVESTMENT TRUST

Government & Agency Portfolio

Government Tax Advantage Portfolio

Liquid Assests Portfolio

STIC Prime Portfolio

Tax-Free Cash Reserve Portfolio

Treasury Portfolio

PowerShares Exchange-Traded Fund Trust

PowerShares Exchange-Traded Fund Trust II

PowerShares India Exchange-Traded Fund Trust

NAME AND PRINCIPAL	POSITIONS AND OFFICES WITH	POSITIONS AND OFFICES WITH
BUSINESS ADDRESS*	REGISTRANT	UNDERWRITER
Robert C. Brooks	None	Director
John S. Cooper	None	Director & President
William Hoppe, Jr.	None	Director & Executive Vice President
John M. Zerr	Chief Legal Officer	Senior Vice President & Secretary
David A. Hartley	None	Chief Financial Officer & Treasurer
Lisa O. Brinkley	None	Chief Compliance Officer
Lance A. Rejsek	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer

* The principal business address for all directors and executive officers is Invesco Distributors, Inc., 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173.

Not applicable.

Item 33. Location of Accounts and Records.

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of The Bank of New York, 101 Barclay Street, New York, New York 10286.

Item 34. Management Services.

Not applicable.

7

Item 35. Undertakings.

None.

8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act of 1933, as amended, and it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton and State of Illinois, on the 28th day of February, 2012.

PowerShares Actively Managed Exchange-Traded Fund Trust

By:	/s/ Andrew Schlossberg
Title: Andrew Schlossberg, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Andrew Schlossberg	President	February 28, 2012
Andrew Schlossberg

/s/ Steven M. Hill	Treasurer	February 28, 2012
Steven M. Hill

/s/ Anna Paglia	Secretary	February 28, 2012
Anna Paglia

*/s/ H. Bruce Bond	Trustee	February 28, 2012
H. Bruce Bond

*/s/ Ronn R. Bagge	Trustee	February 28, 2012
Ronn R. Bagge

*/s/ Todd J. Barre	Trustee	February 28, 2012
Todd J. Barre

*/s/ Kevin M. Carome	Trustee	February 28, 2012
Kevin M. Carome

*/s/ Marc M. Kole	Trustee	February 28, 2012
Marc M. Kole

*/s/ Philip M. Nussbaum	Trustee	February 28, 2012
Philip M. Nussbaum

*/s/ Donald H. Wilson	Chairman and Trustee	February 28, 2012
Donald H. Wilson

*By: /s/ Anna Paglia		February 28, 2012
Anna Paglia
Attorney-In-Fact

9

*           Anna Paglia signs on behalf of the powers of attorney filed herewith.

10

Exhibit Index

(b)	Amended and Restated By-Laws of the Registrant.

(d) (1)	Form of Investment Advisory Agreement between the Registrant and PowerShares Capital Management LLC.

(d) (2)	Amended and Restated Investment Sub-Advisory Agreement between Sub-Advisers and Invesco PowerShares Capital Management LLC.

(e)	Form of Amended and Restated Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.

(i) (5)	Consent of counsel.

(j) (3)	Consent of Independent Registered Public Accounting Firm.

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